                                                                   Exhibit 99.C2




                         CONSENT OF INDEPENDENT AUDITORS
                         -------------------------------


We consent to the reference to our firm under the caption "Independent Auditors" and to the use of our report dated October 8, 2003 in the Registration Statement of Equity Opportunity Trust, Dividend Income Value Strategy Series 2003E.




                                                  /s/ ERNST & YOUNG LLP
                                                  ERNST & YOUNG LLP




New York, New York
October 8, 2003